AMENDED AND RESTATED
CONTINUING SUBSIDIARY GUARANTY
THIS AMENDED AND RESTATED CONTINUING SUBSIDIARY GUARANTY (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), dated as of September 4, 2014, is made by certain Subsidiaries of the Borrower (as defined below) as identified on the signature pages hereto and any Additional Guarantor (as defined below) who may become a party to this Guaranty (such signatories and the Additional Guarantors, collectively, the “Guarantors” and individually, a “Guarantor”), in favor of BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the ratable benefit of itself and the other Secured Parties (as defined in the Credit Agreement).
Pursuant to that certain Credit Agreement dated as of October 23, 2013 (as amended, restated, extended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among Heartland Payment Systems, Inc. (the “Borrower”), the lenders party thereto from time to time, and the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders agreed to make Credit Extensions to the Borrower upon the terms and subject to the conditions set forth therein.
The Borrower has requested that the Administrative Agent and Lenders amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Credit Agreement referred to below.
Pursuant to the Amended and Restated Credit Agreement dated as of the date hereof by and among the Borrower, the banks and other financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Lenders have agreed to make Credit Extensions to the Borrower and the Administrative Agent and Lenders have agreed to amend and restate the Existing Credit Agreement, in each case upon the terms and subject to the conditions set forth therein.
As a condition to extending credit or otherwise making financial accommodations available to or for the account of the Borrower under the Existing Credit Agreement, the Secured Parties required, among other things, that certain of the Guarantors guarantee the payment and performance of the Obligations pursuant to that certain Continuing Subsidiary Guaranty dated as of October 23, 2013 (as amended up to but not including the date hereof, the “Existing Guaranty”).
Each Guarantor will materially benefit from the Credit Extensions made and to be made under the Credit Agreement.
Each Guarantor is required to enter into this Guaranty pursuant to the terms of the Credit Agreement.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce the Administrative Agent and the other Secured Parties to (i) amend and restate the Existing Credit Agreement and (ii) make their respective Credit Extensions and other financial accommodations under the Loan Documents, the Secured Cash Management Agreements or the Secured Hedge Agreements, the Guarantors hereby agree to amend and restate the Existing Guaranty pursuant to this Guaranty as a condition precedent to the financing accommodations under the Credit Agreement, and further hereby agree with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:
1.Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The following terms when used herein shall have the meanings set forth below:

“Additional Guarantor” means each Person which hereafter becomes a Guarantor pursuant to Section 25 hereof and Section 6.09 of the Credit Agreement.
“Contribution Share” means, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (a) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair salable value of all assets and other properties of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors other than the maker of such Excess Payment; provided that for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.
“Excess Payment” means the amount paid by any Guarantor in excess of its Ratable Share of any Guaranteed Obligations.
“Guaranteed Obligations” has the meaning set forth in Section 2.
“Intercompany Obligations” has the meaning set forth in Section 10.
“Ratable Share” means, for any Guarantor in respect of any payment of Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (a) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors exceeds the amount of all of the debts and liabilities (including probable contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors; provided that for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment.
2.Guaranty. Each Guarantor hereby, jointly and severally, with the other Guarantors, absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of all “Obligations” (as such term is defined in the Credit Agreement) whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrower to the Administrative Agent and any other Secured Party arising under the Credit Agreement, any other Loan Documents, any Secured Hedge Agreement, any Secured Cash Management Agreement and any instruments, agreements or other documents of any kind or nature now or hereafter executed in connection therewith (including all renewals, extensions, amendments, refinancings, restatements and other modifications thereof and all out-of-pocket costs, attorneys’ fees and expenses incurred by the Administrative Agent or any other Secured Party in connection with the collection or enforcement thereof), and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, and including interest that accrues after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”); provided that the “Guaranteed Obligations” shall exclude any Excluded Swap Obligations. The books and records of the Administrative Agent and, in the absence of manifest error, the books and records of each Secured Party showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of each Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of each Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law.
3.No Setoff or Deductions; Taxes; Payments. Each Guarantor represents and warrants that it is organized and resident in the United States. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by Law to make such deduction or withholding. All payments under this Guaranty shall be made in the United States. The obligations hereunder shall not be affected by any acts of any legislative body or governmental authority affecting the Borrower, including but not limited to, any restrictions on the conversion of currency or repatriation or control of funds or any total or partial expropriation of the Borrower’s property, or by economic, political, regulatory or other events in the countries where the Borrower is located.
4.Rights of Administrative Agent and Other Secured Parties. Each Guarantor consents and agrees that the Administrative Agent and the other Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the other Secured Parties in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.
5.Certain Waivers. Each Guarantor waives, to the fullest extent permitted by law, (a) any defense arising by reason of any inability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the Administrative Agent or any other

Secured Party) of the liability of the Borrower other than payment and performance in full of the Guaranteed Obligations; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require the Administrative Agent or any other Secured Party to proceed against the Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the Administrative Agent’s or any other Secured Party’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or any other Secured Party; and (f) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.
6.Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against such Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.
7.Subrogation. Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been paid and performed in full (in each case, other than contingent indemnification obligations hereunder for which no claim has been made) and any commitments of the Administrative Agent and each other Secured Party or facilities provided by the Administrative Agent and each other Secured Party with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent (for the benefit of itself and the other Secured Parties) to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.
8.Contribution. Subject to Section 7 above, at any time there is more than one Guarantor with respect to the Guaranteed Obligations, each Guarantor hereby agrees with each other Guarantor that if any Guarantor shall make an Excess Payment, such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share of such Excess Payment. The payment obligations of any Guarantor under this Section 8 shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been paid and performed in full (other than contingent indemnification obligations hereunder for which no claim has been made), and no Guarantor shall exercise any right or remedy under this Section 8 against any other Guarantor until such Guaranteed Obligations have been paid and performed in full (other than contingent indemnification obligations hereunder for which no claim has been made).
Each Guarantor recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. This Section 8 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable Law against the Borrower in respect of any payment of Guaranteed Obligations.
9.Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are paid in full (other than contingent indemnification obligations hereunder for which no claim has been made) in cash and any commitments of the Administrative Agent and each other Secured Party or facilities provided by the Administrative Agent and each other Secured Party with respect to the Guaranteed Obligations are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any Guarantor is made, or the Administrative Agent and any other Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or any other Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Administrative Agent or any other Secured Party is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.
10.Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor (the “Intercompany Obligations”, which such Intercompany Obligations exclude, for the avoidance of doubt, payroll and other employee benefit payables paid by the Borrower in the ordinary course of its business), whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of the Administrative Agent and any other Secured Party or resulting from such Guarantor’s performance under this Guaranty, to the payment in full in cash of all Guaranteed Obligations to the extent provided below:
(a)    Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding against any Loan Party under any Debtor Relief Law), each Guarantor may receive payments of principal and interest on the Intercompany Obligations from the Borrower to the extent permitted by the Credit Agreement. After the occurrence and during the continuance of an Event of Default (including the commencement and continuation of any proceeding against any Loan Party under any Debtor Relief Law), no Guarantor shall accept, demand or take any action to collect any payment on the Intercompany Obligations; provided, that the Guarantors’ right to receive payments with respect to Intercompany Obligations shall be automatically reinstated at such time as the Event of Default which was the basis of the suspension has been cured or waived (provided that no subsequent Event of Default has occurred) or such earlier date, if any, upon which the Administrative Agent gives notice to the Guarantors of reinstatement by the Required Lenders, in the Required Lenders’ sole discretion.
(b)    Each Guarantor agrees that each Secured Party shall be entitled to receive full payment in immediately available funds of all Guaranteed Obligations (other than contingent indemnification obligations hereunder for which no claim has been made) in any proceeding under any Debtor Relief Law against any Loan Party before such Guarantor receives any payment on account of any Intercompany Obligations.
(c)    If the Administrative Agent so requests, after the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding against any Loan Party under any Debtor Relief Law), any Intercompany Obligations shall be enforced and performance received by such Guarantor as trustee for the Administrative Agent and the proceeds thereof, as well as any other amounts received by such Guarantor in violation of this Section 10, shall be paid over to the Administrative Agent on account of the Guaranteed

Obligations, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty.
11.Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against the Borrower or any Guarantor, as applicable, under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by such Guarantor immediately upon demand by the Administrative Agent.
12.Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that the Administrative Agent and the other Secured Parties have no duty, and such Guarantor is not relying on the Administrative Agent or any other Secured Party at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each guarantor waiving any duty on the part of the Administrative Agent and the other Secured Parties to disclose such information and any defense relating to the failure to provide the same).
13.Representations and Warranties. Each Guarantor (a) represents and warrants that each representation and warranty contained in the Credit Agreement, to the extent relating to such Guarantor, is true and correct as if made by such Guarantor herein and (b) agrees and covenants to do (or not to do, in the case of any negative covenant) each of the things set forth in each of the covenants contained in the Credit Agreement to the extent the Borrower agrees and covenants to cause Guarantor to comply with such covenants. For the avoidance of doubt, it is understood and agreed that each Guarantor shall have the benefit of any grace periods applicable to such Guarantor set forth in the Credit Agreement.
14.Amendments, Waivers and Consents. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified, nor any consent be given, except in accordance with Section 10.01 of the Credit Agreement.
15.Notices. All notices and communications hereunder or under any joinder agreement shall be given to the addresses and otherwise made in accordance with Section 10.02 of the Credit Agreement; provided that notices and communications to the Guarantors shall be directed to the Borrower, at the address of the Borrower set forth on Schedule 10.02 of the Credit Agreement.
16.Expenses; Indemnification and Survival.
(a)The Guarantors, jointly and severally, shall pay and shall indemnify each Indemnitee (which for purposes of this Guaranty shall include, without limitation, all Secured Parties) against Indemnified Taxes and Other Taxes to the extent the Borrower would be required to do so pursuant to Section 3.01 of the Credit Agreement.
(b)The Guarantors shall, jointly and severally, (i) pay all out-of-pocket expenses (including fees, charges and disbursements of counsel for the Administrative Agent) incurred by the Administrative Agent and each other Secured Party and (ii) indemnify each Indemnitee, in each case, to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.
(c)Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor shall assert, and each hereby waives to the fullest extent permitted by applicable Law, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any other Loan Document, or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Credit Extension or the use of the proceeds thereof.
(d)No Indemnitee referred to in this Section 16 shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Guaranty, or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)Each Guarantor agrees to pay, and to save the Administrative Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any such Guarantor’s delay in paying, any and all stamp, excise, sales withholding or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guaranty.
(f)All amounts due under this Section 16 shall be payable promptly after demand therefor.
17.Successors and Assigns. The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Guarantor may assign or otherwise transfer any of its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent and the other Secured Parties (except as otherwise provided by the Credit Agreement).
18.Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party or any such Affiliate to or for the credit or the account of such Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document to such Secured Party irrespective of whether or not such Secured Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of such Secured Party different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Secured Party and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Secured Party or its respective Affiliates may have. Each Secured Party agrees to notify such Guarantor and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
19.Counterparts; Integration; Effectiveness. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty and the other Loan Documents constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Guaranty shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.
20.Severability. If any provision of this Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
21.Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 10.14 and 10.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, with each reference to the “Borrower” therein (whether express or by reference to the Borrower as a “party” thereto) being a reference to each Guarantor, and the parties hereto agree to such terms.
22.No Waiver By Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No delay or failure to take action on the part of the Administrative Agent or any other Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The enumeration of the rights and remedies of the Administrative Agent and the other Secured Parties set forth in this Guaranty is not intended to be exhaustive and the exercise by the Administrative Agent and the other Secured Parties of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise.
23.Survival of Indemnities. Notwithstanding any termination of this Guaranty, the indemnities to which the Administrative Agent and the other Secured Parties are entitled under the provisions of Section 16 and any other provision of this Guaranty and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the other Secured Parties against events arising after such termination as well as before.
24.Titles and Captions. Titles and captions of Sections and subsections in, and the table of contents of, this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.
25.Additional Guarantors. At any time after the date of this Guaranty, one or more additional Persons may become a party hereto by executing and delivering to the Administrative Agent a joinder agreement pursuant to Section 6.09 of the Credit Agreement in form and substance satisfactory to the Administrative Agent. Immediately upon such execution and delivery of such joinder agreement, and without any further action, each such additional Person will become a party to this Guaranty as a “Guarantor” and have all of the rights and obligations of a Guarantor hereunder and this Guaranty shall be deemed amended by such joinder agreement to include such additional Person as a “Guarantor.”
26.Advice of Counsel; No Strict Construction. Each of the parties represents to each other party hereto that it has discussed this Guaranty with its counsel. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.
27.Acknowledgements. Each Guarantor hereby acknowledges that:
(a)it has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Loan Documents to which it is a party;
(b)it has received a copy of the Credit Agreement and has reviewed and understands same;
(c)neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(d)no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Secured Parties or among the Guarantors and the Secured Parties.
28.USA PATRIOT Act. Each Secured Party that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Secured Party) hereby notifies the Guarantors that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Guarantor, which information includes the name and address of each Guarantor and other information that will allow such Secured Party or the Administrative Agent, as applicable, to identify each Guarantor in accordance with the PATRIOT Act. Each Guarantor shall, promptly follow a request by the Administrative Agent or any Secured Party, provide all documentation and other information that the Administrative Agent or such Secured Party requests in order to comply with its ongoing obligations under applicable “know our customer” and anti-money laundering rules and regulations, including the PATRIOT Act.
29.Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings hereunder voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor hereunder shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full (other than contingent indemnification obligations hereunder for which no claim has been made). Each Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.
30.Amendment and Restatement; No Novation. This Guaranty constitutes an amendment and restatement of the Existing Guaranty, as amended, effective from and after the Closing Date. The execution and delivery of this Guaranty shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Guaranty based on facts or events occurring or existing prior to the execution and delivery of this Guaranty.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed as of the date first above written.
GUARANTORS:
DEBITEK, INC.

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

HEARTLAND ACQUISITION, LLC

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

HEARTLAND OVATION PAYROLL, INC.

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

EDUCATIONAL COMPUTER SYSTEMS, INC.

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

EDUCATIONAL EPAYMENT SOLUTIONS L.L.C.

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

HEARTLAND PAYMENT SOLUTIONS, INC.

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

LEAF HOLDINGS, INC.

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

LEAF ACQUISITION, LLC

By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer

TOUCHNET INFORMATION SYSTEMS, INC.
By: /S/ Joseph E. White_______________________
Name: Joseph E. White
Title: Treasurer